UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2009
(August 31, 2009)

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                                             Bankruptcy or Receivership

As previously disclosed in the current report on Form 8-K filed on April 1, 2009 by TVI Corporation (the “Company”), on April 1, 2009 (and April 2, 2009 with respect to CAPA Manufacturing Corp. (“CAPA”)), the Company and its wholly owned subsidiaries, Safety Tech International, Inc., Signature Special Events Services, Inc. and CAPA (collectively with the Company, the “Debtors”), filed voluntary petitions seeking relief under Chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Maryland (Greenbelt Division) (the “Bankruptcy Court”).  The Chapter 11 Cases are being jointly administered under the caption In re TVI Corporation, et al., No. 09-15677.  The Company continues to manage its business as a debtor-in-possession.

On August 31, 2009, the Debtors filed their Plan of Reorganization (the “Plan”) pursuant to Chapter 11 of the Bankruptcy Code, which sets forth the manner in which claims against and equity interests in the Debtors are to be treated. The following summary of the Plan only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan.

The Plan contemplates, among other things: (i) the sale of Signature Special Event Services, Inc. (“Signature”) as a going concern and/or the sale of substantially all of Signature’s assets (the “Asset Sale”); (ii) the merger of all subsidiaries into the Company, which shall emerge as the reorganized debtor; and (iii) the payment in cash to holders of (a) allowed administrative claims, (b) allowed priority tax claims, (c) allowed priority non-tax claims, (d) other allowed secured claims, and (e) allowed general unsecured claims.  The Plan further contemplates distribution of shares representing an aggregate of 100% of the issued equity interests in the Company to the Branch Banking & Trust Company (the “Lender”) on account of the Lender’s secured claim.

In addition, the Plan provides for the extinguishment of all intercompany claims, which claims shall be discharged by the Plan or confirmation of the Bankruptcy Court.  Further, holders of the Company’s outstanding equity interests, including the Company’s outstanding shares of common stock, will receive no distribution, and all of the Company’s outstanding equity interests, including the Company’s outstanding shares of common stock, will be cancelled and deemed worthless as of the effective date of the Plan, if the Plan becomes effective.  The Company cannot predict whether the Bankruptcy Court will approve the Plan and thus whether the Plan will become effective.

Item 8.01                                             Other Events.

On September 1, 2009, the Company submitted an Offer of Settlement (“Offer of Settlement”)  to the U.S. Securities and Exchange Commission (the “Commission”) for the revocation of the registration of its common stock pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the “Exchange Act”).  Upon acceptance of the Offer of Settlement and entry of an appropriate order by the Commission (the “Order”), the registration of the Company’s common stock pursuant to the Exchange Act will be revoked and the Company will cease to be obligated to file reports pursuant to the Exchange Act.  As of the date of this Current Report on Form 8-K, the Company is unable to predict when or if the Commission will enter such Order.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve expectations, beliefs, plans, intentions or strategies regarding the future and may be identified by the use of forward-looking words or phrases such as “should,” “will,” “anticipate,” “believe,” “intend,” “expect,” “seek,” “might result,” “continue,” “estimate” and others of similar import.  Such forward-looking statements are based on information available to the Company as of the date hereof, are not guarantees of future performance, as actual results could differ materially from our current expectations, and are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements.  Such risks and uncertainties include, but are not limited to, risks associated with (i) our existing defaults under our existing lending agreements; (ii) a potential deterioration of our business due to our restructuring efforts; (iii) reduced demand for our products or other factors; (iv) our inability to satisfy certain terms, conditions and financial covenants of the DIP Credit Agreement for such DIP financing to be made available to us; (v) our ability to operate pursuant to the terms of the DIP Credit Agreement; (vi) the DIP Credit Agreement may not be adequate to fund our working capital needs through its expiration date, and if necessary, additional financing may not be available to us on acceptable terms, or at all, following the DIP Credit Agreement expiration date; (vii) our inability to predict whether the Bankruptcy Court will approve the Plan and whether the Plan will become effective (viii) our inability to predict if the Commission will file the Order approving our Offer of Settlement;  (ix) our inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company (x) the Chapter 11 process may not be completed in a timely manner; (xi) continue to operate in the ordinary course and manage its relationships with its creditors, noteholders, employees, vendors and customers given the Company’s financial condition; (xii) the amount of time the Company’s management and officers devote to restructuring, may limit the amount of time they have to run the business and retain a number of its key managers and employees, (xiii) potential deterioration of the economic climate in general or with respect to the markets in which we operate; (xiv) risks associated with new business investments, acquisitions, competition and seasonality; and (xv) the other risk factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the period ended September 30, 2008, including, without limitation, those discussed under the caption, “Risk Factors,” which documents are on file with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. These forward-looking statements are made only as of the date of this report, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The lack of any update or revision is not intended to imply continued affirmation of forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI Corporation

September 4, 2009	By:	/s/ SHERRI S. VOELKEL
Sherri S. Voelkel
Senior Vice President
and Chief Financial Officer